UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) September 7, 2016

PHOTRONICS, INC.

(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code (203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; change in fiscal year.

On September 7, 2016, the Board of Directors of Photronics, Inc. (the “Corporation”) adopted an amendment to the Corporation’s Amended Bylaws (the “Bylaws”) to allow the Corporation to register, issue, process and transfer DRS book entry shares.  The Bylaws include a new section 1 to Article V to allow shares of the Corporation to be uncertificated or in such form as designated by the Board of Directors or Officers of the Corporation and a new section 6 to Article V that allows uncertificated shares to be transferred. The foregoing description is qualified in its entirety by reference to the full text of the Bylaws a copy of which is attached as exhibit 3.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

3.2	Amended and Restated Bylaws of Photronics, Inc. effective as of September 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE: September 13, 2016	BY	/s/ Richelle E. Burr
Richelle E. Burr
Vice President, General Counsel

PHOTRONICS, INC.